MEMBER FDIC Full Year 2016

Forward Looking Statement and Risk Factors This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward looking statements are typically identified by words or phrases such as “will likely result,” “expect”, “anticipate,” “estimate,” “forecast,” “project,” “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential,” “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses, cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made. 2

Non-GAAP Financial Measures In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this presentation contains or references certain non- GAAP financial measures, such as net interest income on a fully taxable equivalent basis. S&T believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors’ understanding of S&T’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the respective Quarterly Reports on Forms 10-Q for S&T Bancorp, Inc. and subsidiaries. 3

Corporate Profile 4 • Headquartered in Indiana, PA • $6.9 billion in assets (as of 12.31.16) • $1.4 billion market cap (as of 12.31.16) • Bank holding company with 64 offices and 5 insurance locations • Stock symbol: STBA • Named Sandler O’Neill Sm-All Star in 2013, 2014, and 2015

Performance 5

Performance Summary (1)Refer to appendix for reconciliation of Non-GAAP financial measures 6 2016 2015 2014 2013 2012 Net Income (in $ thousands) $71,392 $67,081 $57,910 $50,539 $34,200 Diluted Earnings per Share $2.05 $1.98 $1.95 $1.7 $1.18 Dividends Declared per Share $0.77 $0.73 $0.68 $0.61 $0.60 Total Assets (in $ millions) $6,943 $6,318 $4,965 $4,533 $4,527 Total Loans (in $ millions) $5,615 $5,063 $3,872 $3,568 $3,369 Total Deposits (in $ millions) $5,272 $4,877 $3,909 $3,672 $3,638 Return on Average Assets 1.08% 1.13% 1.22% 1.12% 0.79% Return on Average Equity 8.67% 8.94% 9.71% 9.21% 6.62% Return on Tangible Equity(1) 13.71% 14.39% 14.02% 13.94% 10.35% Net Interest Margin (FTE) (1) 3.47% 3.56% 3.50% 3.50% 3.57% Nonperforming Assets/Loans+OREO 0.77% 0.71% 0.33% 0.64% 1.66% Allowance for Loan Losses/Total Loans 0.94% 0.96% 1.24% 1.30% 1.38% Net Loan Charge-offs/Average Loans 0.25% 0.22% 0.00% 0.25% 0.78% Risk Based Capital-Total 11.86% 11.60% 14.27% 14.36% 15.39% Tangible Common Equity/Tangible Assets(1) 8.23% 8.24% 9.00% 9.03% 8.24%

STBA Investment Thesis • Above peer performance • Strategic and effective mergers and expansion • Demonstrated expense discipline and efficiency • Organic growth • Sound asset quality • Stable regional economies with long-term oil and gas benefit • Undervalued compared to peer 7

8 Performance

9 Performance

10 Performance

11 Mergers and expansion

12 Expenses

13 Expenses

14 Growth

Market Opportunity MSA 2017 Population (in thousands) 2017-2022 % Change Median HH Income (in thousands) Locations Deposits (in millions) Deposit Market Share % Loans (in millions) Pittsburgh, PA 2,349 0.08% $56 27 $1,955 1.6% $2,035 Indiana, PA1 86 (1.42)% $46 9 $1,345 58.0% $384 Jefferson-Clarion, PA2 84 (0.65)% $45 8 $572 35.3% $254 DuBois, PA1 81 (0.30)% $42 2 $207 15.2% $125 Johnstown, PA 134 (3.25)% $45 6 $138 4.7% $85 Altoona, PA 125 (0.65)% $46 1 $65 2.7% $146 Harrisburg-Carlisle, PA 570 2.41% $61 4 $560 4.3% $322 Lancaster, PA 541 2.54% $62 3 $245 2.3% $429 York-Hanover, PA 445 1.69% $61 1 $29 0.4% $90 State College, PA 163 3.19% $54 1 $19 0.6% $67 Akron, OH 705 0.51% $54 1 - - $118 Cleveland-Elyra, OH 2,058 (0.04)% $52 - - - $135 Columbus, OH 2,058 4.34% $60 1 - - $307 Rochester, NY 1,081 0.69% $55 1 - - $122 Buffalo-Cheektowaga-Niagara Falls, NY 1,135 0.68% $53 - - - $165 15 1 Micropolitan statistical area 2 Counties not part of an MSA or Micropolitan statistical area Source: SNL, Nielson, and internal data Growth

16 Asset quality

17 Asset quality

18 Asset quality

19 Asset quality

Stable regional economies with long-term oil & gas benefit 20 Regional economy

21 Valuation

22 Undervalued compared to peer(1) Valuation (1)KRX-Dow Jones KBW Regional Bank Index Members Stock prices as of 01.31.17; Performance for last twelve months reported Source: Bloomberg

23 Valuation

24

Senior Management 25 Name Title Years in Banking Years with S&T Todd D. Brice President & CEO 31 31 Mark Kochvar Chief Financial Officer 30 24 David G. Antolik Chief Lending Officer 28 26 Ernest J. Draganza Chief Risk Officer 30 25 Patrick J. Haberfield Chief Credit Officer 29 6 David P. Ruddock Chief Operating Officer 31 31 Thomas J. Sposito, II Market Executive 31 4 Rebecca A. Stapleton Chief Banking Officer 28 28

Continuous Improvement 26 Multi-Faceted Growth Profit Improvement Operational Effectiveness Culture Customer Experience Risk Management 3 mergers since 2012 LPO expansions to new markets Akron, OH office relocated in 2016 North Shore, Pittsburgh commercial banking office opened in 2016 McCandless, PA branch opened in 2015 Platinum banking Bank at work program Closed 6 locations in the last 3 years Converted 1 branch to a drive-up New wealth management restructure Repositioned credit card product New floor plan system New mortgage origination system New consumer loan origination system Replaced computer network infrastructure Organization wide focus Employee wellness program Green initiative Summer internship program Support our communities work initiative Digital strategy Solution Center Marketing rebranding 2 branch innovation centers Enterprise-wide focus Balanced risk vs. reward IT security infrastructure

Lines of Business Commercial Banking • 49 commercial bankers • 18 business bankers • C&I growth focused on privately held companies with sales up to $150 million • Regional team based approach to credit delivery • Dedicated small business (B2B) delivery channel • Dedicated treasury management team Retail Banking • Competitive, relationship driven • Robust suite of deposit, loan, and digital products • Over 132,400 households • 64 locations; average size of $82.4 million • Technology driven with over 106,000 online banking and nearly 55,000 mobile banking customers • Solution center support S&T-Evergreen Insurance • Full service agency • Commercial P&C (76%) • Group life and health (12%) • Personal lines (12%) • Annual revenue of $4.7 million • Focus on increasing penetration of S&T customer base Wealth Management • $1.9 billion AUA • 3 divisions • S&T Trust • S&T Financial Services • RIA/Stewart Capital Advisors • Annual revenue of $10.5 million • New leadership: Greg Lefever, 34 years in financial services 27

The Right Size • Big enough to: • Provide full complement of products and services • Access technology • Access capital markets • Attract talent • Expand – mergers and acquisitions/de novo • Small enough to: • Stay close to our customers • Understand our markets • Be responsive 28

Income Statement Dollars in thousands, except per share data 29 2016 2015 2014 2013 2012 Net Interest Income $203,259 $187,551 $148,042 $139,193 $135,227 Noninterest Income 54,635 51,033 46,338 51,527 51,912 Total Revenue 257,894 238,584 194,380 190,720 187,139 Noninterest Expense 143,232 136,717 117,240 117,392 122,863 Provision for Loan Losses 17,965 10,388 1,715 8,311 22,815 Net Income Before Taxes 96,697 91,479 75,425 65,017 41,461 Taxes 25,305 24,398 17,515 14,478 7,261 Net Income $71,392 $67,081 $57,910 $50,539 $34,200 Diluted Earnings per Share $2.05 $1.98 $1.95 $1.70 $1.18

Balance Sheet Dollars in thousands 30 2016 2015 2014 2013 2012 Securities $693,487 $660,963 $640,273 $509,425 $452,266 Interest-bearing Balances 87,201 41,639 57,048 53,594 257,116 Loans, Net 5,562,437 5,014,786 3,823,805 3,522,080 3,322,637 Other 599,928 600,966 443,560 448,091 494,683 Total Assets $6,943,053 $6,318,354 $4,964,686 $4,533,190 $4,526,702 Deposits $5,272,377 $4,876,611 $3,908,842 $3,672,308 $3,638,428 Borrowings 771,164 580,748 385,666 241,276 262,302 Other Liabilities 57,556 68,758 61,789 48,300 88,550 Equity 841,956 792,237 608,389 571,306 537,422 Total Liabilities & Equity $6,943,053 $6,318,354 $4,964,686 $4,533,190 $4,526,702

Net Interest Margin (1)Refer to appendix for reconciliation of Non-GAAP financial measures 31 2016 2015 2014 2013 2012 Securities/Other – FTE 2.37% 2.41% 2.28% 2.00% 1.86% Loans - FTE 4.08% 4.09% 4.06% 4.22% 4.59% Total Interest-earning Assets 3.87% 3.86% 3.78% 3.86% 4.10% Deposits 0.51% 0.37% 0.36% 0.42% 0.64% Borrowings 0.86% 0.71% 0.91% 1.28% 1.90% Total Costing Liabilities 0.55% 0.40% 0.41% 0.50% 0.74% Net Interest Margin – FTE(1) 3.47% 3.56% 3.50% 3.50% 3.57% Purchase Accounting NIM – FTE(1) 3.41% 3.44% 3.49% 3.49% 3.53%

Loan Portfolio Dollars in thousands 32 2016 2015 2014 2013 2012 Commercial Commercial Real Estate $2,498,476 $2,166,603 $1,682,236 $1,607,756 $1,452,133 Commercial & Industrial 1,401,035 1,256,830 994,138 842,449 791,396 Construction 455,884 413,444 216,148 143,675 168,143 Total Commercial 4,355,395 3,836,877 2,892,522 2,593,880 2,411,672 Consumer Residential Mortgage 701,982 639,372 489,586 487,092 427,303 Home Equity 482,284 470,845 418,563 414,195 431,335 Installment and Other Consumer 65,852 73,939 65,567 67,883 73,875 Construction 5,906 6,579 2,508 3,149 2,437 Total Consumer 1,256,024 1,190,735 976,224 972,319 934,950 Total Portfolio Loans 5,611,419 5,027,612 3,868,746 3,566,199 3,346,622 Total Loans Held for Sale 3,793 35,321 2,970 2,136 22,499 Total Loans $5,615,212 $5,062,933 $3,871,716 $3,568,335 $3,369,121

Asset Quality 33 Dollars in thousands 2016 2015 2014 2013 2012 Total Nonperforming Loans $42,635 $35,382 $12,457 $22,454 $54,959 Nonperforming Loans/Total Loans 0.76% 0.70% 0.32% 0.63% 1.63% Nonperforming Assets/Total Loans + OREO 0.77% 0.71% 0.33% 0.64% 1.66% Net Charge-offs (Recoveries)/Average Loans 0.25% 0.22% 0.00% 0.25% 0.78% Allowance for Loan Losses/Total Loans 0.94% 0.96% 1.24% 1.30% 1.38% Allowance for Loan Losses/Nonperforming Loans 124% 136% 385% 206% 85%

Capital (1)Refer to appendix for reconciliation of Non-GAAP financial measures 34 2016 2015 2014 2013 2012 Leverage 8.98% 8.96% 9.80% 9.75% 9.31% Common Tier 1 – Risk-Based Capital 10.04% 9.77% 11.81% 11.79% 11.37% Tier 1 – Risk-Based Capital 10.39% 10.15% 12.34% 12.37% 11.98% Total – Risk-Based Capital 11.86% 11.60% 14.27% 14.36% 15.39% Tangible Common Equity/Tangible Assets(1) 8.23% 8.24% 9.00% 9.03% 8.24%

APPENDIX – Non-GAAP Measures 35 2016 2015 2014 2013 2012 Tangible Common Equity/Tangible Assets (Non-GAAP) Total Shareholders’ Equity $841,956 $792,237 $608,389 $571,306 $537,422 Less: Preferred Equity, Goodwill & Other Intangible Assets, net of deferred tax liability (294,862) (296,005) (177,530) (178,264) (179,210) Tangible Common Equity (Non-GAAP) 547,094 496,232 430,859 393,042 358,212 Total Assets 6,943,053 6,318,354 4,964,686 4,533,190 4,526,702 Less: Goodwill & Other Intangible Assets, net of deferred tax liability (294,862) (296,005) (177,530) (178,264) (179,211) Tangible Assets (Non-GAAP) $6,648,191 $6,022,349 $4,787,156 $4,354,926 $4,347,491 Tangible Common Equity/Tangible Assets (Non-GAAP) 8.23% 8.24% 9.00% 9.03% 8.24% Return on Average Tangible Shareholders’ Equity (Non-GAAP) Net Income (annualized) $71,392 $67,081 $57,910 $50,539 $34,200 Plus: Amortization of Intangibles net of Tax (annualized) 1,050 1,182 734 1,034 1,111 Net Income Before Amortization of Intangibles (annualized) 72,442 68,263 58,644 51,573 35,311 Average Shareholders’ Equity 823,607 750,069 596,155 548,771 516,812 Less, Average Goodwill and Other Intangibles, Net of Deferred Tax Liability (295,385) (275,847) (177,881) (178,757) (175,501) Average Tangible Equity (Non-GAAP) $528,222 $474,222 $418,274 $370,014 $341,311 Return on Average Tangible Equity (Non-GAAP) 13.71% 14.39% 14.02% 13.94% 10.35% Dollars in thousands

APPENDIX – Non-GAAP Measures 36 2016 2015 2014 2013 2012 Net Interest Margin Rate (FTE) (Non-GAAP) Total Interest Income $227,774 $203,548 $160,523 $153,756 $156,251 Total Interest Expense (24,515) (15,997) (12,481) (14,563) (21,024) Net Interest Income per Consolidated Statements of Net Income 203,259 187,551 148,042 139,193 135,227 Adjustment to FTE Basis 7,043 6,123 5,461 4,850 4,471 Net Interest Income (FTE) (Non-GAAP) $210,302 $193,674 $153,503 $144,043 $139.698 Purchase Accounting Adjustment (2,952) (6,202) (109) (458) (1,379) Purchase Accounting Net Interest Income (FTE) (Non-GAAP) 207,350 187,472 153,394 143,585 138,319 Average Interest Earning Assets $6,067,151 $5,432,862 $4,386,799 $4,111,281 $3,907,775 Net Interest Margin 3.35% 3.45% 3.37% 3.39% 3.45 % Adjustment to FTE Basis 0.12% 0.11% 0.13% 0.11% 0.12 % Net Interest Margin (FTE) (Non-GAAP) 3.47% 3.56% 3.50% 3.50% 3.57 % Purchase Accounting Adjustment (0.06)% (0.12)% (0.01)% (0.01)% (0.04)% Purchase Accounting NIM – FTE (Non-GAAP) 3.41% 3.44% 3.49% 3.49% 3.53 % Dollars in thousands

MEMBER FDIC Full Year 2016